UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of InspireMD, Inc. (the “Company”) held on June 29, 2017 (the “Annual Meeting”), the following two proposals were submitted to a vote of the Company’s stockholders:

(1)	Election of two directors to serve as Class 3 directors on the Company’s board of directors for a term of three years or until their successors are elected and qualified, for which the following were nominees: James Barry, Ph.D. and Thomas J. Kester.

(2)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, originally filed with the Securities and Exchange Commission on May 10, 2017, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below.

(1)	Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve as a Class 3 director for a term of three years or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Barry, Ph.D.	997,158	215,437	0
Thomas J. Kester	996,670	215,925	0

(2)	The vote, based on votes cast in person or by proxy, for the proposal to ratify the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, was as follows:

Votes For	Votes Against	Votes Abstaining
3,815,148	49,213	142,348

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: June 29, 2017	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer